FINANCIAL LIABILITIES (Details) - USD ($) $ in Millions	Dec. 31, 2023	Dec. 31, 2022
Current:
Current deferred consideration	$ 81	$ 84
Interest rate swaps	87	72
Foreign currency forward contracts	29	31
Other financial liabilities	147	203
Total current financial liabilities	344	390
Non-current:
Interest rate swaps	267	20
Deposit payable	6	0
Foreign currency forward contracts	22	6
Other financial liabilities	2,236	1,651
Total non-current financial liabilities	$ 2,531	$ 1,677